UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2025

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 4, 2025, the Board of Directors (the “Board”) of Tecnoglass Inc. (the “Company”) appointed Jon Paul “JP” Pérez to fill the vacancy on the Board created by Lorne A. Weil’s resignation previously disclosed on January 6, 2025. Mr. Pérez will stand for reelection at the Company’s 2025 Annual General Meeting of Shareholders. Mr. Pérez will serve on the Nominating & Corporate Governance Committee.

Mr. Pérez will receive the Company’s standard remuneration for non-employee directors in accordance with the Company’s Non-Employee Director Compensation Policy, as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. Mr. Pérez will also execute the Company’s standard form of indemnification agreement.

There is no arrangement or understanding between Mr. Pérez and any other persons pursuant to which Mr. Pérez was appointed as a director, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Pérez has served as President of Related Group, a leading Florida-based developer specializing in sophisticated metropolitan living and one of the country’s largest real estate conglomerates, since October 2020. Since joining Related Group in 2012, he has overseen the development of thousands of market-rate rental and luxury condominium units. Prior to his tenure at Related Group, Mr. Pérez worked for The Related Companies of New York from 2007 to 2012, where he managed all facets of the development process for over 900 units, including financial modeling, design programming, and construction management. Additionally, he is a board member of Big Brothers Big Sisters of Miami, advisory board member of SEO Scholars Miami and actively participates as a United Way Young Leader. Mr. Pérez holds a B.S. in Business Administration from the University of Miami and an MBA from the Kellogg School of Management at Northwestern University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2025

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer